Income tax and social contribution (Details Narrative) - BRL (R$) R$ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Notes and other explanatory information [abstract]
Description of income taxes calculated based on taxable income	15% on taxable income plus an additional 10% on annual taxable income exceeding R$240,000 for IRPJ, and 9% for CSLL, and it is paid by each legal entity. According to tax legislation in Brazil there is not a Group´s Corporate Tax Return, and each legal entity have its own tax obligations. After an unfavorable decision by the STF, in February 2023, regarding the limits of the res judicata, with modulation for the application of its effects from September 2007, the Company becomes a Social Contribution taxpayer from the rate of 9%, which must be added to the Income Tax rate of 25% to make a total of 34%.
Amount involved in equivalent	R$ 512	R$ 595
Deduction of goodwill amortization	R$ 2,425	R$ 1,922